                                                                    EXHIBIT 10.5

                  ==========================================

                          PURCHASE AND SALE AGREEMENT
                                 ("AGREEMENT")

                               -by and between-

                        ROMAN ENTERTAINMENT CORPORATION
                                  OF COLORADO
                                  ("SELLER")

                                     -and-

                             CASINO AMERICA, INC.
                                   ("BUYER")

                 ============================================

                           DATED: as of June 5, 1997

                 ============================================

                        ===============================

                          PURCHASE AND SALE AGREEMENT

                        ===============================

     THIS PURCHASE AND SALE AGREEMENT ("Agreement") is made and entered into as of the 5th day of June, 1997, by and between ROMAN ENTERTAINMENT CORPORATION OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado ("Seller") and CASINO AMERICA, INC., a corporation duly organized and existing under the laws of the State of Delaware ("Buyer").

                                  WITNESSETH:
                                  ----------

     WHEREAS, by that certain Warranty Deed dated October 31, 1995 and recorded November 7, 1995 in Book 589 at Page 353 in the Office of the Gilpin County Recorder ("the Woodall Parcel Deed"), Seller is the owner in fee of certain real estate located in the County of Gilpin, State of Colorado, subject to any and all liens, covenants, conditions, restrictions and easements of record and any and all exceptions set forth in the Woodall Parcel Deed and title policy ("the Woodall Parcel"); a true and correct copy of the Woodall Parcel Deed is attached hereto as Exhibit "A" and is made a part hereof by reference; and,

     WHEREAS, by that certain Special Warranty Deed dated January 16, 1996 and recorded January 18, 1996 in Book 592 at Page 462 in the Office of the Gilpin County Recorder ("the Weaver Parcel Deed"), Seller is the owner in fee of certain real estate located in the County of Gilpin, State of Colorado, subject to any and all covenants, conditions, restrictions and easements of record and any and all exceptions set forth in the Weaver Parcel Deed and title policy ("the Weaver Parcel"); a true and correct copy of the Weaver Parcel Deed is attached hereto as Exhibit "B" and is made a part hereof by reference; and,

     WHEREAS, the Woodall Parcel and the Weaver Parcel (hereinafter collectively "the Premises") comprise all of the realty seller or its affiliates purchased for use in connection with a proposed joint venture with Nevada Gold & Casinos, Inc. in Black Hawk, Colorado and Buyer wishes to purchase the Premises from Seller, and Seller is willing to sell the Premises to Buyer, under the terms and pursuant to the conditions hereinafter set forth;

     NOW, THEREFORE, for and in consideration of the foregoing recitals, and the mutual promises, agreements, representations, undertakings, warranties, covenants and understandings hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged as received, Seller and Buyer hereby covenant and agree as follows:

     1.   SALE OF THE PREMISES. Seller hereby agrees to sell to Buyer, and Buyer
          --------------------
agrees to purchase from Seller, all of Seller's right, title and interest in and to the Premises, as set forth in the Woodall Parcel Deed and the Weaver Parcel Deed, in its "as is, where is" presently existing condition without warranty express or implied except as set forth in the Woodall Parcel Deed and/or the Weaver Parcel Deed and except as set forth in the special warranty deed or deeds to be conveyed by Seller to Buyer at closing, and on the basis of Buyer's own independent investigations and studies, and not based upon the basis of anything actually said or purportedly said, furnished or implied by Seller.

     2.   PURCHASE PRICE. Buyer agrees to pay to Seller, and Seller agrees to
          --------------
accept from Buyer, the total sum of Six Million Five Hundred Thousand Dollars ($6,500,000.00) as the purchase price for the Premises, payable as follows:

          (a) The sum of One Hundred Thousand Dollars ($100,000.00) ("the Nonrefundable Deposit") in cash or other immediately available federal funds payable from Buyer directly to Seller upon the execution and delivery of this Agreement; and,

          (b) The sum of Nine Hundred Thousand Dollars ($900,000.00) ("the Additional Deposit") in cash or other immediately available federal funds payable directly from Buyer to Seller on or before Tuesday, September 2, 1997; and,

          (c) The balance of the Purchase Price, in the amount of Five Million Five Hundred Thousand Dollars
               ($5,500,000.00), shall be delivered by Buyer to Seller in cash or immediately available federal funds at or before Closing.

     3.   DUE DILIGENCE PERIOD. Commencing as of the date first above written
          --------------------
and continuing thereafter until 5:00 p.m. EDT on Friday, June 13, 1997 ("the Due Diligence Period"), Buyer shall have the right to conduct a due diligence inquiry concerning the following items only:

          (a)  title to the Premises;

          (b) liens, restrictions, encumbrances, easements, rights or claims (whether of record or not) on or adversely affecting the Premises;

          (c) state or federal environmental matters adversely affecting the Premises;

          (d)  survey or boundary matters affecting the Premises; and,

          (e) permits, approvals or consents from the City of Black Hawk, Colorado or any other local, state or federal authority, other than permits, approvals or consents from any gaming regulatory authority, which are necessary or desirable for the development of the Premises as a licensed gaming venue.

Upon execution and delivery of this Agreement, Seller shall cooperate with Buyer's due diligence inquiry by, among other things, providing Buyer access to all of Seller's or Seller's agents' files and records respecting the items listed in (a) through (e), above. If, prior to the expiration of the Due Diligence Period, Buyer fails to notify Seller, as provided in Section 15 of this Agreement, that Buyer wishes to cancel this Agreement, this Agreement shall become absolute; if, prior to the expiration of the Due Diligence Period, Buyer notifies Seller, as provided in
Section 15 of this Agreement, that Buyer wishes to cancel this Agreement, then this Agreement shall be deemed null and void and of no further force or effect and, within five (5) business days of Buyer's demand therefor, Seller shall refund the Nonrefundable Deposit to Buyer.

     4.   CLOSING
          -------

          (a) Closing shall be held on or before Monday, December 1, 1997 ("the Original Closing Date") at the offices of Sherman & Howard, L.L.C., First Interstate Tower North, 633 Seventeenth Street - Suite 3000, Denver, Colorado 80202.

          (b) Notwithstanding the provisions of Section 4(a) of this Agreement, Buyer shall have the right to extend the Closing from on or before the Original Closing Date to and including Tuesday, December 30, 1997 ("the First Extended Closing Date") upon the following terms and conditions: (i) on or before Monday, November 3, 1997, Buyer shall notify Seller in writing of Buyer's election to extend the Closing from the Original Closing Date to the First Extended Closing Date, which notice must comply with the provisions of Section 15 of this Agreement and (ii) accompanied by Buyer's non-refundable payment of One Hundred Thousand Dollars ($100,000.00) ("the First Extended Closing Date Payment"), in cash or immediately available federal funds. Upon payment, the First Extended Closing Date Payment shall belong solely to Seller and shall not serve to reduce the Purchase Price or any other obligation from Buyer to Seller.

          (c) Notwithstanding the provisions of Section 4(a) of this Agreement, and provided Buyer has properly and fully exercised its right to extend the Closing Date as set forth in Section 4(b) of this Agreement, Buyer shall have the right to extend the Closing from on or before the First Extended Closing Date to and including Friday, January 30, 1998 ("the Second Extended Closing Date") upon the following terms and conditions: (i) on or before Monday, December 22, 1997, Buyer shall notify Seller in writing of Buyer's election to extend the Closing from the First Extended Closing Date to the Second Extended Closing Date, which notice must comply with the provisions of Section 15 of this Agreement and (ii) accompanied by Buyer's non-refundable payment of One Hundred Thousand Dollars ($100,000.00) ("the Second Extended Closing Date Payment"), in cash or immediately available federal funds. Upon payment, the Second Extended Closing Date Payment shall belong solely to Seller and shall not serve to reduce the Purchase Price or any other obligation from Buyer to Seller.

          (d) Notwithstanding the provisions of Section 4(a) of this Agreement, and provided Buyer has properly and fully exercised its right to extend the Closing Date as set forth in Sections 4(b) and (c) of this Agreement, Buyer shall have the right to extend the Closing from on or before the Second Extended Closing Date to and including Monday, March 2, 1998 ("the Third Extended Closing Date") upon the following terms and conditions: (i) on or before Tuesday, January 20, 1998, Buyer shall notify Seller in writing of Buyer's election to extend the Closing from the Second Extended Closing Date to the Third Extended Closing Date, which notice must comply with the provisions of Section 15 of this Agreement and (ii) accompanied by Buyer's non-refundable payment of One Hundred Thousand Dollars ($100,000.00) ("the Third Extended Closing Date Payment"), in cash or immediately available federal funds. Upon payment, the Third Extended Closing Date Payment shall belong solely to Seller and shall not serve to reduce the Purchase Price or any other obligation from Buyer to Seller.

          (e) Other than as specifically provided in this Section 4, no other extensions of the Closing will be permitted or considered.

     5.   CONTINGENCIES TO CLOSING. The Closing shall be contingent on (a)
          ------------------------
tender by Seller to Buyer of good and marketable title, free and clear of all liens and encumbrances other than any and all liens, covenants, conditions, restrictions, agreements and easements of record and other than real estate taxes not yet due and payable, all as set forth in the Woodall Parcel Deed, the Weaver Parcel Deed, the title insurance policy originally purchased by Seller for the Woodall Parcel (a true and correct copy of which is attached hereto as Exhibit "C" and is made a part hereof by reference), and the title insurance policy originally purchased by Seller for the Weaver Parcel, a true and correct copy of which is attached hereto as Exhibit "D" and is made a part hereof by reference, (b) the contemporaneous tender by Seller to Buyer and by Buyer to Seller of a release and hold harmless agreement, in the forms which are attached hereto as Exhibits "E" and "F", respectively, and are made a part hereof by reference, from Seller to Nevada Gold & Casinos, Inc. and from Nevada Gold & Casinos, Inc. to Seller, on their respective behalf and on behalf of any of their respective subsidiaries and affiliates and their respective directors, officers, agents, servants, workmen and employees (collectively "Releasor"), whereby Releasor releases and holds the other party to the release and hold harmless agreement and its respective subsidiaries and affiliates and its respective directors, officers, agents, servants, workmen and employees (collectively "Releasee") from and against any liability, action, cause of action, demand, suit or claim arising out of or relating to the sale of the Premises to Buyer or that certain Operating Agreement of Caesars Black Hawk, L.L.C. dated as of February 26, 1996, (c) the contemporaneous tender by Seller to Buyer of Seller's consent and release for the benefit of the City of Black Hawk, Colorado, in a form and of a content reasonably acceptable to both Seller and the City of Black Hawk, Colorado, relating to the exchange by the City of Black Hawk, Colorado of the Parcel identified as Parcel E2 for the parcel identified as Parcel D, (d) the contemporaneous tender by Seller to Buyer of such plans, drawings, specifications and other development material relating to the Premises specifically identified in writing by Buyer which is in the possession of Seller and to which Seller has clear title, and (e) such permits, consents and approvals relating to the Premises specifically identified by Buyer in writing as may be assignable by Seller to Buyer. At Closing, upon tender by Buyer of the balance of the Purchase Price and the form of release set forth in Exhibit "F" executed by Nevada Gold & Casinos, Inc., Seller shall deliver to Buyer the following:

          (i)    good and marketable title as provided in (a), above;

          (ii) the form of release set forth in Exhibit "E" and executed by Seller as provided in (b), above;

          (iii)  the consent and release specified in (c), above;

          (iv) a general bill of sale conveying title to such of the plans, drawings, specifications and other development material as are specified in (d), above; and,

          (v) a general assignment of such of the permits, consents or approvals as are specified in (e), above.


Except as set forth in the special warranty deed or deeds to be tendered by Seller to Buyer at Closing and except as otherwise specifically set forth in this Section 5, the purchase and sale of the Premises shall be absolute and the Premises are to be tendered in "as is, where is" condition.

     6.   ADJUSTMENTS AT CLOSING.  Current year real estate taxes shall be
          ----------------------
prorated as of the date of Closing. All transfer, sales and use taxes, if any, applicable to the purchase and sale of the Premises shall be the responsibility of and paid by Buyer. Buyer shall be responsible for procuring its own title insurance, any and all surveys of the Premises and all recording fees, document preparation fees and similar fees and costs. Escrow fees and costs shall be shared equally between Seller any Buyer.

     7.   TIME IS OF THE ESSENCE. Time is of the essence to this Agreement.
          ----------------------
Similarly, the making of the payments as required by no later than the times and dates required under Section 2 of this Agreement is also of the essence.

     8.   EFFECT OF BREACH/REMEDIES.
          -------------------------

          (a)  By Buyer: If any payment or other condition hereof is not made,
               --------
tendered or performed by Buyer as herein provided, Seller's sole remedy shall be, upon written notice to Buyer, to declare this Agreement null and void and of no further force or effect, in which event (i) Seller and Buyer shall be released form all obligations hereunder and (ii) Seller, as its sole and exclusive remedy, shall have sole right and title to (A) the Nonrefundable Deposit and (B) any portion of the Additional Deposit, the First Closing Date Payment, the Second Extended Closing Date Payment, and/or the Third Extended Closing Date Payment amounts, which Seller has actually received from Buyer as of the date Seller declares this Agreement to be null and void, as liquidated damages, and not as a penalty, in full and complete accord, satisfaction, release, discharge and settlement of all of Buyer's duties and obligations arising under this Agreement without any further liability or rights hereunder or other remedies accruing to Seller (it being understood that Buyer shall have no obligation to make the Additional Deposit, or the First, Second or Third Extended Closing Date Payments), all for Buyer's failure to perform this Agreement; Seller and Buyer agree that the liquidated damages provided for herein are fair and reasonable, inasmuch as the exact damages incurred by Seller as a result of Buyer's breach would be difficult to ascertain.

          (b)  By Seller: In the event or a material breach of default of
               ---------
Seller, Buyer shall have the right, but not the obligation, to seek performance of this Agreement. Notwithstanding the foregoing, in the event there is a material breach of a material representation or warranty by Seller at Closing, Buyer shall the right, but not the obligation, to seek money damages - but not consequential or punitive damages - arising out of such material breach of a material representation or warranty by Seller at Closing.

          (c)  No Other Remedies: Neither Seller nor Buyer shall have any
               -----------------
remedies upon a breach or default of this Agreement other than as specifically set forth in this Section 8 or as specifically set forth elsewhere in this Agreement.

     9.   TITLE AND POSSESSION AT CLOSING. Simultaneous with payment of the
          -------------------------------
Purchase Price at Closing, Seller shall deliver (i) title to the Premises to Buyer by a special warranty deed duly executed and acknowledged by Seller and
(ii) possession of the Premises to Buyer free and clear of all tenants or persons who may be in possession of or otherwise have rights in the Premises.

     10.  NO BROKERS. Seller and Buyer represent to each other that no broker or
          ----------
finder has been involved in any portion of this purchase and sale and each shall indemnify and hold the other harmless from and against any and all liability arising from any such claim by a broker or finder.

     11.  CONFIDENTIALITY. Seller and Buyer hereby acknowledge and agree that
          ---------------
neither shall, without the prior written consent of the other, make any news or press release, public announcement, denial or confirmation with respect to any part of the subject matter of this Agreement, including, without limitation, any advertisement, publication or news or press release regarding the fact that Seller has entered into an agreement with Buyer, notwithstanding the foregoing, and provided Buyer is not otherwise in default under this Agreement, Buyer may publish the fact that Buyer has acquired the right to purchase the Premises so long as Buyer does not disclose any other matter set forth in this Agreement.

     12.  SOLICITATION. Seller and Buyer agree that Seller may actively solicit
          ------------
any offers to purchase the Premises while the terms of this Agreement are in effect, provided (i) Seller notifies such prospective purchaser of the existence, but not the content, of this Agreement and (ii) any agreement between Seller and such prospective purchaser shall be subordinate to this Agreement.

     13.  ASSIGNMENT. Neither Seller not Buyer shall assign this Agreement
          ----------
without the prior written approval of the non-assigning party, which approval shall not be unreasonably withheld or unduly delayed. Seller hereby consents to an assignment by Buyer of its rights under this Agreement to ICB, LLC; notwithstanding the foregoing consent to assignment, Buyer shall nevertheless remain liable for compliance with and satisfaction of any and all terms and conditions of this Agreement required to be complied with to satisfied by Buyer and any such assignment shall have no effect on Buyer's duties, responsibilities, liabilities and obligations under this Agreement. Notwithstanding the foregoing, Seller shall have the right to assign this Agreement to any affiliate of Seller as a result of a corporate merger between Seller and such affiliate. Any assignment in violation of this Section 13 shall be null and void ab initio and of no further force or effect.

     14.  RELATIONSHIP AND AUTHORITY. Neither this Agreement, nor the
          --------------------------
transactions contemplated hereby shall be construed or deemed to establish any agency relationship between Seller and Buyer.

     15. NOTICES. Any and all notices required by this Agreement shall be
         -------
either hand-delivered, mailed via certified mail return receipt requested, or sent via telecopier addresses to:

            To Seller:        David A. Mitchell
            ---------
                              Vice President
                              Caesars World Gaming Development Corporation
                              3800 Howard Hughes Parkway - 16th Floor
                              Las Vegas, Nevada 89109
                              Telecopier No. 702-731-3762

            With copies to:   Roberto Rivera-Soto, Esquire
            --------------
                              Senior Vice President, General Counsel & Secretary
                              Caesars World, Inc.
                              3800 Howard Hughes Parkway - 16th Floor
                              Las Vegas, Nevada 89109
                              Telecopier No. 702-731-3789

                                         -and-

                              James L. Cunningham, Esquire
                              Sherman & Howard, L.L.C.
                              First Interstate Tower North
                              633 Seventeenth Street - Suite 3000
                              Denver, Colorado 80202
                              Telecopier No. 303-298-0940

            To Buyer:         John M. Gallaway
            --------
                              President & Chief Operating Officer
                              Casino America Inc.
                              711 Washington Loop
                              Biloxi, Mississippi 39530
                              Telecopier No. 601-436-4072

            With copy to:     Allan B. Solomon, Esquire
            ------------
                              Executive Vice President & General Counsel
                              Casino America, Inc.
                              2200 Corporate Boulevard N.W. - Suite 310
                              Boca Raton, Florida 33431
                              Telecopier No. 561-995-6665

All notices hand-delivered shall be deemed delivered as of the business day on which the notice was actually delivered to the addressee. All notices mailed shall be deemed delivered as of three

(3) business days next after the date postmarked. All notices sent via telecopier shall be deemed delivered as of the business day on which the transmission is confirmed. Any changes in any of the addresses listed herein shall be made by notice as provided in this Section 15.

     16.  GOVERNING LAW. This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Colorado without reference to any conflict of laws principles.

     17.  BEST EVIDENCE. This Agreement shall be executed in original or "Xerox"
          -------------
or photostatic copies and each copy bearing original signatures of the parties hereto in ink shall be deemed an original. This Agreement may be executed in counterparts and telecopies, and each counterpart and/or telecopy bearing signatures shall be deemed and original.

     18.  AMENDMENT OR MODIFICATION. This Agreement may not be amended or
          -------------------------
modified except by a writing signed by all parties hereto.

     19.  INTERPRETATION. The preamble recitals of this Agreement are
          --------------
incorporated into and made a part of this Agreement; titles of Sections are for convenience only and are not to be considered a part of this Agreement. All references to the singular shall include the plural and all references to gender shall, as appropriate, include other genders.

     20.  SEVERABILITY. In the event any one or more provisions of this
          ------------
Agreement is declared null and void or otherwise unenforceable as provided in this Agreement, the remainder of this Agreement shall survive, unless such survival vitiates the intent of the parties hereto.

     21.  DISPUTE RESOLUTION. Any and all claims, disputes or controversies
          ------------------
arising between the parties hereto regarding any of the terms or conditions of this Agreement or the breach thereof, on the written demand of either of the parties hereto, shall be submitted to and be determined by the Courts of the State of Colorado sitting in Gilpin County. In addition to any other relief afforded, the prevailing party in any litigation under this Agreement shall be entitled to recover its reasonable attorneys' fees and costs incurred in connection with such litigation.

     22.  NO RECORDATION. Neither Seller nor Buyer shall record this Agreement
          --------------
or a memorandum of this Agreement or any other document memorializing or referencing this Agreement placed of record without the prior written consent of the other party; and attempted recordation of this Agreement shall be a default of this Agreement and shall be void ab initio.

     23.  WAIVER. None of the terms of this Agreement including this Section
          ------
23, or any term, right or remedy hereunder, shall be deemed waived unless such waiver is in writing and signed by the party to be charged therewith, and in no event by reason of any failure to assert or delay in asserting any such term, right or remedy or similar term, right or remedy hereunder.

     24.  WARRANTIES AND REPRESENTATIONS.
          ------------------------------

          (a)  By Seller: Effective as of the date of this Agreement and at
               ---------
Closing, Seller hereby represents and warrants to Buyer that:

               (i) Seller makes no warranty or representation concerning any environmental matters affecting or with respect to the Premises, Seller specifically disclaims any warranty or representation concerning any environmental matters affecting or with respect to the Premises, and Buyer is hereby placed on inquiry concerning any environmental matters affecting or with respect to the Premises;

               (ii) to the best of Seller's knowledge, information and belief, Seller has not received, and therefore makes no warranty or representation and specifically disclaims any warranty or representation concerning, any notice from any governmental authority concerning removal of any toxic or hazardous waste, material or substance from the Premises or of any violation of environmental protection laws with respect to the Premises and Buyer is hereby placed on inquiry notice concerning any notice from any governmental authority concerning removal of any toxic or hazardous waste, material or substance from the Premises or of any violation of environmental protection laws with respect to the Premises;

               (iii) except as otherwise disclaimed in (i) and (ii), above, Seller has no actual knowledge of any pending or threatened judicial, administrative or other governmental action, or any pending or threatened action by adjacent landowners, or any natural or artificial conditions upon the Premises or any other significant adverse factor or condition relating to the Premises;

               (iv) except as otherwise disclaimed in (i) and (ii), above, Seller has no actual knowledge of any violations of any statute, law, ordinance, rule or regulation with respect to the use, maintenance or operation of the premises;

               (v) Seller has no actual knowledge of any condemnation proceedings pending or threatened against the Premises, and Seller has received no notice, oral or written, of the desire of any public authority or public or quasi-public utility to take or use the Premises or any part thereof, nor has Seller received any other demand, statement of deficiency or other notice from any authority, utility or any private party with respect to the Premises;

               (vi) Seller is not a "foreign person" as defined in Section 897 of the Internal Revenue Code of 1986, as amended, and Seller will deliver to Buyer at Closing an affidavit under penalties of perjury, and in the form and substance necessary to satisfy the requirements of the Internal Revenue Service relating to the withholding of a portion of the Purchase Price, stating Seller's United States taxpayer number;

               (vii) except as otherwise set forth in Exhibits "A", "B", "C", and "D" to this Agreement, Seller has no actual knowledge of any mortgages, liens, rights, restrictions, agreements, covenants, easements or other encumbrances affecting the Premises;

     (viii) Seller has no actual knowledge of any other currently valid agreements governing the transfer of title to or disposition of the Premises which are superior to this Agreement;

     (ix) Seller has no actual knowledge of any leases which may affect or otherwise encumber the Premises at or after Closing;

     (x) Seller has full right, power and authority to enter into and perform this Agreement;

     (xi) this Agreement, and the other agreements and instruments contemplated hereby, constitute legal, valid and binding obligations of Seller, enforceable in accordance with their respective terms;

     (xii) neither the execution, delivery or performance of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of any judgement, order, injunction, decree or ruling of any court to which Seller or the Premises is subject or any agreement or instrument to which Seller is a party or by which Seller or the Premises is bound, or constitute a default thereunder, and,

     (xiii) except as otherwise provided Section 26 of this Agreement, no consent, approval or authorization of any governmental authority or private party or other person or entity is required in connection with the execution, delivery and performance of this Agreement by Seller.

     (xiv) SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE PROPERTY WITHIN

SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND EXCESSIVE TAX BURDENS TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISING RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT AN INCREASE IN MILL LEVIES. BUYER SHOULD INVESTIGATE THE DEBT FINANCING REQUIREMENTS OF THE AUTHORIZED GENERAL OBLIGATION INDEBTEDNESS OF SUCH DISTRICT, EXISTING MILL LEVIES OF SUCH DISTRICT SERVICING SUCH INDEBTEDNESS, AND THE POTENTIAL FOR AN INCREASE IN SUCH MILL LEVIES.

               (xv) Seller has made no improvements to the Premises and has taken no action with respect to the Premises or title to the Premises during the pendency of this Agreement.

               (xvi) the Premises comprises all the realty Seller or its affiliates acquired for use in connection with a proposed joint venture with Nevada Gold & Casinos, Inc. in Black Hawk, Colorado.

          (b)  By Buyer:  Effective as of the date of this Agreement and at
               --------
Closing, Buyer hereby represents and warrants to Seller that:

               (i) Buyer has full right, power and authority to enter into and perform this Agreement;

               (ii) this Agreement, and the other agreements and instruments contemplated hereby, constitute legal, valid and binding obligations of Buyer, enforceable in accordance with their respective terms;

               (iii) neither the execution, delivery or performance of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any court to which Buyer is subject or any agreement or instrument to which Buyer is a party or by which Buyer is bound, or constitute a default thereunder, and,

               (iv) no consent, approval or authorization of any governmental authority or private party or other person or entity is required in connection with the execution, delivery and performance of this Agreement by Buyer.

     25.  NO MERGER.  For a period not to exceed twelve (12) consecutive months
          ---------
from Closing, all warranties, representations, covenants and agreements made by the parties under this Agreements shall be continuing, shall survive Closing and shall not merge into the deed.

     26.  COMPLIANCE COMMITTEE INQUIRY.  Buyer acknowledges that, as a result of
          ----------------------------
Seller or Seller's affiliates being licensed or qualified as a licensed casino owner/operator in various jurisdictions, Seller is required to conduct appropriate due diligence inquires concerning any material transaction in which it engages and that the transactions envisioned by this Agreement fall within the class of transactions which require that each conduct such due diligence inquires regarding the other. Based on the foregoing, Buyer agrees that, upon Seller's request, Buyer shall make such disclosures as are necessary or desirable for Seller to conduct such inquiries of Buyer as Seller deems appropriate to conduct the required due diligence inquiries to determine Buyer's suitability pursuant to the standards set forth in the Nevada Gaming Control Act, N.R.S. 463-170(2) and (3). Buyer further agrees that, should the results of such due diligence inquiry be unsatisfactory to Seller, Seller shall have the right to demand that Buyer cure such items disclosed in the due diligence inquiry which Seller deems unsatisfactory and, failing such cure and within a reasonable period of time after demand therefor, Seller shall have the right to terminate this Agreement without any liability to it; any cure attempted by Buyer hereunder must (i) be immediately undertaken by Buyer, and (ii) be pursued with dispatch and diligence.

     27.  COOPERATION AND ACCESS. Seller and Buyer agree that each shall
          ----------------------
cooperate with the other during the pendency of this Agreement. Seller agrees that Buyer and Buyer's agents and contractors shall, upon reasonable prior written notice and at reasonable times, be permitted access to enter upon the Premises for the purpose of performing such inspections as Buyer may, in the course of its own diligence, perform on the Premises. Seller agrees to provide Buyer copies of any notices respecting the Premises received by Seller from any governmental authority during the pendency of this Agreement. Upon execution and delivery of this Agreement, Seller shall make available to Buyer all of Seller's files and documents concerning the Premises including, but not limited to, environmental and zoning or planning matters, plans, applications, requests for approvals, tests, reports, analyses or other matters pertaining to the Premises in the possession of Seller or its representatives. Seller shall cooperate with Buyer in the conduct of Buyer's inquiries and in the pursuit of any applications for permits or approvals sought by Buyer in connection with the Premises, provided, however, such requests by Buyer for cooperation from Seller shall at all times and in all respects be reasonable and compliance with such requests by Seller shall be at no cost to Seller. Upon termination of this Agreement or at Closing, whichever occurs first, Buyer shall immediately return to Seller all material Seller has provided to Buyer pursuant to this Section 27, together with a written representation by Buyer that Buyer's return of such material is complete and Buyer has not retained, and has not suffered others to retain, either originals or copies of any such material.

     28.  BINDING EFFECT.  Without waiver of the restrictions of Section 13 of
          --------------
this Agreement, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and/or assigns.

     30.  PAROL.  This Agreement constitutes the entire agreement and
          -----
understanding of the parties hereto with respect to the subject matter hereof, and this Agreement supersedes any prior understandings, agreements or undertakings.


     IN WITNESS WHEREOF AND INTENDING TO BE LEGALLY BOUND THEREBY, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.


                                        ROMAN ENTERTAINMENT CORPORATION
                                         OF COLORADO


                                        By: /s/ Peter G. Boynton
                                            ------------------------------------
                                            Peter G. Boynton, President


                                        CASINO AMERICA, INC.


                                        By: /s/ Allan B. Solomon
                                            ------------------------------------
                                            Allan B. Solomon, Executive Vice
                                            President

              ==================================================

                          PURCHASE AND SALE AGREEMENT
                                 ("AGREEMENT")

                               -by and between-

                        ROMAN ENTERTAINMENT CORPORATION
                                  OF COLORADO
                                  ("SELLER")

                                     -and-

                              CASINO AMERICA, INC
                                   ("BUYER")

              ==================================================

                                  EXHIBIT "A"
                            THE WOODALL PARCEL DEED

              ==================================================

                                [COPY TO COME]

              ==================================================

                          PURCHASE AND SALE AGREEMENT
                                 ("AGREEMENT")

                               -by and between-

                        ROMAN ENTERTAINMENT CORPORATION
                                  OF COLORADO
                                  ("SELLER")

                                     -and-

                              CASINO AMERICA, INC
                                   ("BUYER")

              ==================================================

                                  EXHIBIT "B"
                            THE WEAVER PARCEL DEED

              ==================================================

                            SPECIAL WARRANTY DEED
                            ---------------------


          THIS DEED, made this 16 day of January, 1996, between NEVADA GOLD & CASINOS, INC., A NEVADA CORPORATION, ("Grantor"); and ROMAN ENTERTAINMENT CORPORATION OF COLORADO, A COLORADO CORPORATION, whose legal address is 3570 Las Vegas Blvd., Las Vegas, Nevada 89109.

          WITNESSETH, that the Grantor, for and in consideration of the sum of NINE HUNDRED THOUSAND DOLLARS and No/100 ($900,000.00), the receipt and sufficiency of which is hereby acknowledged, has granted, bargained and sold, and by these presents does grant, bargain, sell and confirm, unto the Grantee, its successors and assigns forever, all of the real property, together with improvements, if any, situated, lying and being in the County of Gilpin, State of Colorado, described as follows:

          LOTS 9 AND 10,
          BLOCK 51
          CITY OF BLACK HAWK
          EXCEPT ANY PORTION THEREOF LYING WITHIN MAIN
          STREET AS IT PRESENTLY EXISTS OR MAY BE CLAIMED
          BY THE CITY OF BLACK HAWK, AND EXCEPT ANY
          LAND, IF ANY, CONVEYED BY BOUNDARY AGREEMENT
          RECORDED AUGUST 9, 1993 IN BOOK 548 AT PAGE 98,
          AND EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR
          OR COPPER OR TO ANY VALID MINING CLAIM OR
          POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN
          IN UNITED STATE PATENTS RECORDED MAY 13, 1874 IN BOOK 56 AT PAGE 555 AND JULY 21, 1877 IN BOOK 62 AT PAGE 456,

          COUNTY OF GILPIN
          STATE OF COLORADO

(The "Property"), subject to the matters set forth on Exhibit "A" attached
      --------
hereto and incorporated herein by this reference.

          TOGETHER with all and singular the hereditaments and appurtenances thereto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, claim and demand whatsoever of the Grantor, either in law or equity, of, and to the above bargained premises, with the hereditaments and appurtenances;

          TO HAVE AND TO HOLD the said premises above bargained and described with the appurtenances, unto the Grantee, its successors and assigns forever. The Grantor, for it and its successors and assigns does covenant and agree that it shall and will WARRANT AND FOREVER

                                                            GILIP COUNTY
                                                        State Documentary Fee
                                                             $     none
                                                              ------------------

DEFEND the above-bargained premises in the quiet and peaceable possession of the Grantee, its successors and assigns, against all and every person or persons claiming the whole or any part thereof, by, through or under the Grantor.

          IN WITNESS WHEREOF, the Grantor has executed this deed on the day and year first set forth above.

                                             NEVADA GOLD & CASINO, INC., a
                                             Nevada corporation


                                             By: /s/ David K. McCaleb
                                                --------------------------------
                                                 Secretary

STATE OF TEXAS    )
                  )ss.
COUNTY OF HARRIS  )

          The foregoing instrument was acknowledged before me this 15 day of January, 1996, by David K. McCaleb as Secretary of Nevada Gold & Casinos, Inc., a Nevada corporation.

          My commission expires: 7-21-98
                                -----------

          Witness my hand and official seal.

[SEAL APPEARS HERE]                              /s/ [SIGNATURE ILLEGIBLE]
                                                --------------------------------
                                                 Notary Public

                     EXHIBIT "A" TO SPECIAL WARRANTY DEED

                              EXCEPTIONS TO TITLE
                              -------------------

1.   Taxes for the current year, a lien but not yet due or payable.

2. Easements, restrictions, covenants and rights-of-way of record, if any, except those created by Grantor.

3. Any facts, rights, interests, or claims which are not shown by the public records, but which could be ascertained by an inspection of the land or by making inquiry of persons in possession thereof.

4.   Easements, or claims of easements, not shown by the public records.

5. Discrepancies, conflicts in boundary lines, shortage in area, or encroachments and any facts which a correct survey and inspection of the land would disclose, and which are not shown by the public records.

6. Any lien, or right to a lien, for services, labor or material heretofore or hereafter furnished, imposed by law and not shown by the public records, except those created by Grantor.

7.   Any water rights or claims or title to water, in, or under the land.

8. Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof.

9. Unpatented mining claims; reservations or exceptions in patents or in acts authorizing the issuance thereof, including, but not limited to reservations contained in the patents to the City of Black Hawk, recorded May 13, 1874 in Book 56 at Page 555 and July 21, 1877 in Book 62 at Page 456.

10. Easement and Right of Way for main street purposes as reserved by instrument recorded February 2, 1981 in Book 334 at Page 353.

11. The rights, if any, of others to use or maintain public or private roads or highways ???? over or across the land.

12. Terms, agreements, provisions, conditions and obligations as contained in Boundary Agreement by and Between Byron C. Weaver and the City of Black Hawk recorded August 9, 1993 in Book 548 at Page 98.

13. Claims arising from Civil Action Case No. 95 CV 103 in the District Court of Gilpin County, entitled Nevada Gold & Casinos, Inc. Plaintiff(s) vs Byron C.
                           ----------------------------------------------------
Weaver Defendant(s) including without limitation, the Notice of Lis ?????
-------------------
recorded December 12, 1995 in Book 592 at Page 021.

14. Terms, agreements, provisions, conditions and obligations as contained in Option to Purchase Vacant Land recorded December 22, 1995 in Book 591 at Page 446.

                     EXHIBIT "A" TO SPECIAL WARRANTY DEED

                              EXCEPTIONS TO TITLE
                              -------------------

1.   Taxes for the current year, a lien but not yet due or payable.

2. Easements, restrictions, covenants and rights-of-way of record, if any, except those created by Grantor.

3. Any facts, rights, interests, or claims which are not shown by the public records, but which could be ascertained by an inspection of the land or by making inquiry of persons in possession thereof.

4.   Easements, or claims of easements, not shown by the public records.

5. Discrepancies, conflicts in boundary lines, shortage in area, or encroachments and any facts which a correct survey and inspection of the land would disclose, and which are not shown by the public records.

6. Any lien, or right to a lien, for services, labor or material heretofore or hereafter furnished, imposed by law and not shown by the public records, except those created by Grantor.

7.   Any water rights or claims or title to water, in, or under the land.

8. Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof.

9. Unpatented mining claims; reservations or exceptions in patents or in acts authorizing the issuance thereof, including, but not limited to reservations contained in the patents to the City of Black Hawk, recorded May 13, 1874 in Book 56 at Page 555 and July 21, 1877 in Book 62 at Page 456.

10. Easement and Right of Way for main street purposes as reserved by instrument recorded February 2, 1981 in Book 334 at Page 353.

11. The rights, if any, of others to use or maintain public or private roads or highways ????? over or across the land.

12. Terms, agreements, provisions, conditions and obligations as contained in Boundary Agreement by and Between Byron C. Weaver and the City of Black Hawk recorded August 9, 1993 in Book 548 at Page 98.

13. Claims arising from Civil Action Case No. 95 CV 103 in the District Court of Gilpin County, entitled Nevada Gold & Casinos, Inc. Plaintiff(s) vs Byron C.
                           ----------------------------------------------------
Weaver Defendant(s) including without limitation, the Notice of Lis ?????
-------------------
recorded December 12, 1995 in Book 592 at Page 021.

14. Terms, agreements, provisions, conditions and obligations as contained in Option to Purchase Vacant Land recorded December 22, 1995 in Book 591 at Page 446.

                  ==========================================

                          PURCHASE AND SALE AGREEMENT
                                 ("AGREEMENT")

                               -by and between-

                        ROMAN ENTERTAINMENT CORPORATION
                                  OF COLORADO
                                  ("SELLER")

                                     -and-

                             CASINO AMERICA, INC.
                                   ("BUYER")

                 ============================================

                                  EXHIBIT "C"
                   THE WOODALL PARCEL TITLE INSURANCE POLICY

                 ============================================

                           POLICY OF TITLE INSURANCE

                                    [LOGO]

     [CERTIFICATE OF FIRST AMERICAN TITLE INSURANCE COMPANY APPEARS HERE]



SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS AND STIPULATIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, herein called the Company, insures, as of Date of Policy shown in Schedule A, against loss or damage, not exceeding the Amount of Insurance stated in Schedule A, sustained or incurred by the insured by reason of:

     1. Title to the estate or interest described in Schedule A being vested other than as stated therein;

     2.   Any defect in or lien or encumbrance on the title;

     3.   Unmarketability of the title;

     4.   Lack of a right of access to and from the land.

The Company will also pay the costs, attorneys' fees and expenses incurred in defense of the title, as insured, but only to the extent provided in the Conditions and Stipulations.


                    First American Title Insurance Company

                    BY /s/ Parker S. Kennedy   PRESIDENT

                    ATTEST  /s/ [SIGNATURE ILLEGIBLE]  SECRETARY

                                [COPY TO COME]

                                [COPY TO COME]

                                  ENDORSEMENT

                        Attached to Policy No. J 638673

                                   issued by

                    FIRST AMERICAN TITLE INSURANCE COMPANY

     The Company hereby insures the insured against loss which the Insured shall sustain by reason of physical but not aesthetic damage to improvements existing on the land at Date of Policy or constructed thereon thereafter resulting from the exercise subsequent to the Date of Policy of any rights to use the surface of the land under the mineral interest referred to in Exception No. 1 of Schedule B ("the mineral rights"), subject, however, to the following terms and conditions:

     1. The insured shall notify the Company promptly in writing in case knowledge shall come to an insured hereunder of any actual or threatened exercise of the mineral rights.

     2. The Company shall have the right, at its costs, to take any action which in its opinion may be necessary or desirable in order for the Company to avoid or minimize the extent of its liability under this endorsement, including but not limited to any or all of the following:

          (a) In the Company's own right, or in the name of the Insured for the Company's benefit, to institute, prosecute and pursue to final determination any proceedings at law or in equity, or before any municipal, administrative, or regulatory tribunal or board.

          (b) in the Company's own right, or in the name of the insured for the Company's benefit, to compel the giving of security bond or undertaking by the person or persons from whom the Insured is entitled by law to such security, bond or undertaking, and in the same amount or amounts to which the insured would have been so entitled had this endorsement not been issued; and

          (c) to retain or be paid out of any such security, bond or undertaking, or out of any compensation or funds recovered by the Company or the insured, such amount as will reimburse the Company for all payments made to the insured by the Company by reason of the insurance afforded by this endorsement, together with all costs and expenses incurred by the Company in connection therewith, including attorney's fees.

     3. No rights, benefits or defenses are intended to or shall be deemed to flow or be made available to any person or entity other than the insured by reason of the insurance afforded by this endorsement, and the insured agrees that all of the insured's rights and remedies against third parties relating to the subject matter of this endorsement shall be deemed to have remained intact, in the same manner as if this endorsement had not been issued.

     This endorsement is made a part of said policy and is subject to the Schedules, Conditions and Stipulations therein, except as modified by the provisions hereof.


FIRST AMERICAN TITLE INSURANCE COMPANY

By [SIGNATURE ILLEGIBLE] PRESIDENT                       [STAMPS APPEARS HERE]

BY [SIGNATURE ILLEGIBLE] ASSISTANT SECRETARY

                                  ENDORSEMENT

                       Attached to Policy No.   J 638673
                                              ------------

                                   Issued by

                    First American Title Insurance Company

     The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the enforcement or attempted enforcement thereof against the land in connection with Item 4, 5, and 6 of Section Two of Schedule B, Section 2.

     Provided there is no claim which may be compensable under the provisions of this endorsement that is known to the insured or to the Company and provided that the applicable premium is paid for such future coverage at the time it is requested; the Company hereby agrees to extend the insurance provided by this endorsement to a mortgagee of the named insured or a purchaser from the named insured.

     This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Date: November 7, 1995

                                          First American Title Insurance Company


                                          By: [SIGNATURE ILLEGIBLE]
                                             -----------------------------------
                                              Authorized Signatory








                                        Colorado Form No. 110.2 (4/94)(Modified)

Order No. FG999384.C-3

                                   EXHIBIT A

                                  SCHEDULE A

Order No. FG999384.C-3                                     Policy No.  J  638673


Amount of Insurance $4,200,000.00                          PREMIUM:  $7,251.00

Date of Policy NOVEMBER 7, 1995 at 4:30 P.M.

  1. Name of Insured:

     ROMAN ENTERTAINMENT CORPORATION OF COLORADO, A COLORADO CORPORATION

  2. The estate of interest in the land which is covered by this Policy is:

     FEE SIMPLE

  3. Title to the estate or interest in the land is vested in:

     ROMAN ENTERTAINMENT CORPORATION OF COLORADO, A COLORADO CORPORATION

  4. The land referred to in this Policy is described as follows:

     LOTS 11 - 21, BLOCK 51, AND
     LOTS 1 - 18, BLOCK 52
     CITY OF BLACK HAWK

     EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS EXCEPTED IN UNITED STATES PATENTS RECORDED MAY 13, 1874, IN BOOK 56 AT PAGE 555, AND JULY 21, 1877, IN BOOK 62 AT PAGE 456;
     AND EXCEPT RIGHT OF WAY FOR MAIN STREET "AS IT NOW EXISTS," AS EXCEPTED IN DEED RECORDED FEBRUARY 2, 1981, IN BOOK 334 AT PAGE 353.

     COUNTY OF GILPIN
     STATE OF COLORADO



     THIS POLICY IS ISSUED IN LIEU OF AND REPLACES FIRST AMERICAN TITLE INSURANCE COMPANY POLICY NO. J 426949, WHICH IS HEREBY CANCELLED



Issued on: MAY 29, 1997
Issued at: CLEAR CREEK-GILPIN ABSTRACT & TITLE CORP.
           619 FIFTH ST. P.O. BOX 545 GEORGETOWN, CO 80444
           (303) 569-2391     DENVER METRO: (303) 623-4869  FAX: (303) 569-2670
               This Policy is valid only if Schedule B is attached

Order No. FG999384.C-3                                 Policy No. J 638673

                                  SCHEDULE B

  This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) which arise by reason of:

Section One:

 1.  Taxes or assessments not certified to the Treasurer's Office.

 2. Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons in possession thereof.

 3.  Easements, or claims of easements, not shown by the public records.

 4. Discrepancies, conflicts in boundary lines, shortage in area, encroachments, and any facts which a correct survey would disclose, and which are not shown by the public records.

 5. Any lien, or right to a lien, for services, labor, or material heretofore or hereafter furnished, imposed by law and not shown by the public records.

 6.  Any and all unpaid taxes, assessments and unredeemed tax sales.

 7.  Any water rights or claims or title to water, in, or under the land.

 8. Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof.

Section Two:

     EXCEPTIONS 2, 3, 4 AND 5 OF SECTION ONE OF SCHEDULE B, ARE HEREBY DELETED.

 1. UNPATENTED MINING CLAIMS; RESERVATIONS OR EXCEPTIONS IN PATENTS OR IN ACTS AUTHORIZING THE ISSUANCE THEREOF, INCLUDING, BUT NOT LIMITED TO RESERVATIONS CONTAINED IN THE PATENTS TO THE CITY OF BLACK HAWK, RECORDED MAY 13, 1874 IN BOOK 56 AT PAGE 555 AND JULY 21, 1877 IN BOOK 62 AT PAGE 456, AS FOLLOWS: "PROVIDING THAT NO TITLE SHALL BE HEREBY ACQUIRED TO ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS."

 2. RESERVATION OF RIGHTS OF WAY FOR STREETS, ALLEYS AND ROADS AND FOR WATER PIPES, AS RESERVED IN DEED RECORDED IN BOOK 206 AT PAGE 218.

 3. ANY RIGHT, CLAIM OR INTEREST IN OR TO LOTS 12, 13, AND 14, BLOCK 51, CITY OF BLACK HAWK, OR ANY PERSON OF ENTITY CLAIMING BY, THROUGH, OR UNDER LEMUEL N. BRADLEY AND/OR JAMES B. BRADLEY.

 4. ANY RIGHT, CLAIM OR INTEREST IN OR TO LOTS 16 AND 17, BLOCK 51, CITY OF BLACK HAWK, OR ANY PERSON OR ENTITY CLAIMING BY, THROUGH, OR UNDER E. M. BALDWIN..

 5. ANY RIGHT, CLAIM OR INTEREST IN OR TO LOTS 16, 17, 18, 19, 20, AND 21, BLOCK 51, CITY OF BLACK HAWK, OR ANY PERSON OR ENTITY CLAIMING BY, THROUGH, OR UNDER R. MILTON CORNELIUS AND/ OR FRANK WEAVER AND/OR HENRY J. CALVIRD.

 6. TERMS, AGREEMENTS, PROVISIONS, CONDITIONS AND OBLIGATIONS AS CONTAINED IN BOUNDARY AGREEMENT RECORDED NOVEMBER 2, 1995 IN BOOK 589 AT PAGE 240.

                 Schedule B of this policy consists of 1 page

                                    [LOGO]

     [CERTIFICATE OF FIRST AMERICAN TITLE INSURANCE COMPANY APPEARS HERE]


                                    POLICY
                                      OF
                                    TITLE
                                   INSURANCE

                  ==========================================

                          PURCHASE AND SALE AGREEMENT
                                 ("AGREEMENT")

                               -by and between-

                        ROMAN ENTERTAINMENT CORPORATION
                                  OF COLORADO
                                  ("SELLER")

                                     -and-

                             CASINO AMERICA, INC.
                                   ("BUYER")

                 ============================================

                                  EXHIBIT "D"
                   THE WEAVER PARCEL TITLE INSURANCE POLICY

                 ============================================

                           POLICY OF TITLE INSURANCE

                                    [LOGO]

      [CERTIFICATE OF FIRST AMERICAN TITLE INSURANCE COMPANY APPEARS HERE]



SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS AND STIPULATIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, herein called the Company, insures, as of Date of Policy shown in Schedule A, against loss or damage, not exceeding the Amount of Insurance stated in Schedule A, sustained or incurred by the insured by reason of:

     1. Title to the estate or interest described in Schedule A being vested other than as stated therein;

     2.   Any defect in or lien or encumbrance on the title;

     3.   Unmarketability of the title;

     4.   Lack of a night of access to and from the land.

The Company will also pay the costs, attorneys' fees and expenses incurred in defense of the title, as insured, but only to the extent provided in the Conditions and Stipulations.


                    First American Title Insurance Company

                    BY /s/ Parker S. Kennedy   PRESIDENT


                    ATTEST  /s/ [SIGNATURE ILLEGIBLE]  SECRETARY

                                [COPY TO COME]

                                [COPY TO COME]

                              ENDORSEMENT 100.31

                            Order No. FG999872.C-2

                        Attached to Policy No. J 426966

                                   Issued By

                    FIRST AMERICAN TITLE INSURANCE COMPANY

The Company hereby insures the insured against loss which the insured shall sustain by reason of physical, but not aesthetic, damage to improvements existing on the land at Date of Policy or constructed thereon thereafter, resulting from the exercise subsequent to the Date of Policy of any rights to use the surface of the land under the mineral interest referred to in Exception(s) No. 1 of Schedule B Section Two ("the mineral rights"), subject, however, to the following terms and conditions:

1. The insured shall notify the Company promptly in writing in case knowledge shall come to an insured hereunder of any actual or threatened exercise of the mineral rights.

2. The Company shall have the right, at its cost, to take any action which in its opinion may be necessary or desirable in order for the Company to avoid or minimize the extent of its liability under this endorsement, including, but not limited to, any or all of the following:

     (a) In the Company's own right, or in the name of the insured for the Company's benefit to institute, prosecute and pursue to final determination any proceedings at law or in equity, or before any municipal, administrative, or regulatory tribunal or boars:

     (b) In the Company's own right, or in the name of the insured for the Company's benefit, to compel the giving of security, bond or undertaking by the person or persons from whom the insured is entitled by law to such security, bond or undertaking, and in the same amount or amounts to which the insured of such borrower would have been so entitled had this endorsement not been issued: and

     (c) To retain or be paid out of any such security, bond or undertaking, or out of any compensation or funds recovered by the Company or by the insured, such amount as will reimburse the Company for all payments made to the insured by the Company by reason of the insurance afforded by this endorsement, together with all costs and expenses incurred by the Company in connection therewith, including attorney's fees.

3. No rights, benefits or defenses are intended to or shall be deemed to flow or be made available to any person or entity other than the insured by reason of the insurance afforded by this endorsement, and the insured agrees that all of the insured's rights and remedies against third parties relating to the subject matter of this endorsement shall be deemed to have remained intact, in the same manner as if this endorsement had not been issued.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, not does it increase the face amount thereof.

     Dated: JANUARY 18, 1996              FIRST AMERICAN TITLE INSURANCE COMPANY
                                          CLEAR CREEK - GILPIN ABSTRACT & TITLE


                                          By:    /s/ Karen Hager
                                             -----------------------------------
                                                Authorized Signatory

Colorado Form No. 100.31 (4/94)

                                  SCHEDULE A

Order No. FG999872.C-2                                       Policy No. J 426966

Amount of Insurance      $900,000.00                        PREMIUM:   $2,148.00

Date of Policy JANUARY 18, 1996 at 4:30 P.M.

1.   Name of Insured:
     ROMAN ENTERTAINMENT CORPORATION OF COLORADO, A COLORADO CORPORATION

2.   The estate or interest in the land which is covered by this Policy is:
     FEE SIMPLE

3.   Title to the estate or interest in the land is vested in:
     ROMAN ENTERTAINMENT CORPORATION OF COLORADO, A COLORADO CORPORATION

4.   The land referred to in this Policy is described as follows:
     AS SET FORTH ON SCHEDULE A





Issued on: FEBRUARY 26, 1996
Issued at: CLEAR CREEK-GILPIN ABSTRACT & TITLE CORP.
           619 FIFTH ST. P.O. BOX 545 GEORGETOWN, CO 80444
           (303) 569-2391   DENVER METRO: (303) 623-4869  FAX: (303) 569-2670
               This Policy is valid only if Schedule B is attached

Order Number FG999872.C-2                               Policy Number J 426966


                                  SCHEDULE A

The land referred to in Schedule A is situated in the State of Colorado, County of GILPIN and is described as follows:

LOTS 9 AND 10,
BLOCK 51,
CITY OF BLACK HAWK,

EXCEPT ANY PORTION THEREOF LYING WITHIN MAIN STREET AS IT PRESENTLY EXISTS OR MAY BE CLAIMED BY THE CITY OF BLACK HAWK,

AND EXCEPT ANY LAND, IF ANY, CONVEYED BY BOUNDARY AGREEMENT RECORDED AUGUST 9, 1993 IN BOOK 548 AT PAGE 98,

AND EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN UNITED STATES PATENTS RECORDED MAY 13, 1874 IN BOOK 56 AT PAGE 555 AND JULY 21, 1877 IN BOOK 62 AT PAGE 456,

COUNTY OF GILPIN, STATE OF COLORADO.

Order No. FG999872.C-2                                     Policy No. J 426966

                                  SCHEDULE B

This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) which arise by reason of:

Section One:

1.   Taxes or assessments not certified to the Treasurer's Office.

2. Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons in possession thereof.

3.   Easements, or claims of easements, not shown by the public records.

4. Discrepancies, conflicts in boundary lines, shortages in area, encroachments, and any facts which a correct survey would disclose, and which are not shown by the public records.

5. Any lien, or right to a lien, for services, labor, or material heretofore or hereafter furnished, imposed by law and not shown by the public records.

6.   Any and all unpaid taxes, assessments and unredeemed tax sales.

7.   Any water rights or claims or title to water, in, or under the land.

8. Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof.

Section Two:

1. UNPATENTED MINING CLAIMS; RESERVATIONS OR EXCEPTIONS IN PATENTS OR IN ACTS AUTHORIZING THE ISSUANCE THEREOF, INCLUDING, BUT NOT LIMITED TO RESERVATIONS CONTAINED IN THE PATENTS TO THE CITY OF BLACK HAWK, RECORDED MAY 13, 1874 IN BOOK 56 AT PAGE 555 AND JULY 21, 1877 IN BOOK 62 AT PAGE 456, AS FOLLOWS: "PROVIDING THAT NO TITLE SHALL BE HEREBY ACQUIRED TO ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS."

2. EASEMENT AND RIGHT OF WAY FOR MAIN STREET PURPOSES AS RESERVED BY INSTRUMENT RECORDED FEBRUARY 2, 1981 IN BOOK 334 AT PAGE 353.

3. THE RIGHTS, IF ANY, OF OTHERS TO USE OR MAINTAIN PUBLIC OR PRIVATE ROADS OR HIGHWAYS UPON, OVER, OR ACROSS THE LAND.

4. TERMS, AGREEMENTS, PROVISIONS, CONDITIONS AND OBLIGATIONS AS CONTAINED IN BOUNDARY AGREEMENT BY AND BETWEEN BYRON C. WEAVER AND THE CITY OF BLACK HAWK RECORDED AUGUST 9, 1993 IN BOOK 548 AT PAGE 98.

5. TERMS, AGREEMENTS, PROVISIONS, CONDITIONS AND OBLIGATIONS AS CONTAINED IN OPTION TO PURCHASE VACANT LAND RECORDED DECEMBER 22, 1995, IN BOOK 591 AT PAGE 446.

6. LIS PENDENS AS DISCLOSED IN CIVIL ACTION NO. 95 CV 103 IN THE DISTRICT COURT OF GILPIN COUNTY, ENTITLED NEVADA GOLD & CASINOS, INC.,, PLAINTIFF(S) VS. BYRON C. WEAVER, DEFENDANT(S).
     NOTICE OF LIS PENDENS RECORDED DECEMBER 12, 1995, IN BOOK 592 AT PAGE 021.

                  ==========================================

                          PURCHASE AND SALE AGREEMENT
                                 ("AGREEMENT")

                               -by and between-

                        ROMAN ENTERTAINMENT CORPORATION
                                  OF COLORADO
                                  ("SELLER")

                                     -and-

                             CASINO AMERICA, INC.
                                   ("BUYER")

                 ============================================

                                  EXHIBIT "E"
                                    RELEASE
                                    -FROM-
              ROMAN ENTERTAINMENT CORPORATION OF COLORADO, ET AL
                                     -TO-
                      NEVADA GOLD AND CASINO, LTD, ET AL.

                 ============================================

                                    RELEASE
                                    -------


THIS RELEASE, dated as of _________________, 1997, is given by the Releasor, ROMAN ENTERTAINMENT CORPORATION OF COLORADO, ROMAN HOLDING CORPORATION OF COLORADO, THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, SERVANTS, WORKMEN AND EMPLOYEES, c/o Roberto A. Rivera-Soto, Esquire, Caesars World, Inc., 3800 Howard Hughes Parkway - 16th Floor, Las Vegas, Nevada 89109, referred to as "I", to NEVADA GOLD & CASINOS, LTD., COLORADO GOLD, LTD, THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, SERVANTS, WORKMEN AND EMPLOYEES, 3040 Post Oak Boulevard - Suite 675, Houston, Texas 77056, referred to as "You."

1.   RELEASE. I release and give up any and all claims and rights which I may
     -------
have against You. This releases all claims, including those of which I am not presently aware and those not mentioned in this Release. This Release applies to claims resulting from anything which has happened up to now. I specifically release the following claims:

          Any and all claims arising directly or indirectly from that certain Operating Agreement of Caesars Black Hawk, L.L.C. dated as of February 26, 1996, or in the purchase and/or sale of any realty located in City of Black Hawk, County of Gilpin and State of Colorado from or to any person or entity.


2.   PAYMENT. I have been paid a total of, or have been provided with, Ten
     -------
Dollars and Zero Cents ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, in full payment or consideration for making this Release. I agree that I will not seek anything further including any other payment from You.

3.   WHO IS BOUND. I am bound by this Release. Anyone who succeeds to my rights
     ------------
and responsibilities, such as my successors, assigns, heirs or executors, is also bound by this Release. This Release is made for Your benefit and all who succeed to Your rights and responsibilities, such as Your successors, assigns, heirs, or executors.

4.   SIGNATURES. I understand and agree to the terms of this Release.
     ----------

                                -Page 1 of Two-

ATTEST:                                 ROMAN ENTERTAINMENT CORPORATION
                                        OF COLORADO


__________________________________      By:____________________________
Roberto A. Rivera-Soto, Secretary          Peter G Boynton, President


ATTEST:                                 ROMAN HOLDING CORPORATION
                                        OF COLORADO


__________________________________      By:____________________________
Roberto A. Rivera-Soto, Secretary          Peter G. Boynton, President

                                -Page 2 of Two-

                      ===================================

                          PURCHASE AND SALE AGREEMENT
                                 ("AGREEMENT")

                               -by and between-

                        ROMAN ENTERTAINMENT CORPORATION
                                  OF COLORADO
                                  ("SELLER")

                                     -and-

                              CASINO AMERICA, INC.
                                   ("BUYER")

                       =================================

                                  EXHIBIT "F"
                                    RELEASE
                                    -FROM-
                     NEVADA GOLD AND CASINOS, LTD., ET AL.
                                     -TO-
              ROMAN ENTERTAINMENT CORPORATION OF COLORADO, ET AL

                       =================================

                                    RELEASE
                                    =======

THIS RELEASE, dated as of ______________, 1997, is given by the Releasor, NEVADA GOLD & CASINOS, LTD., COLORADO GOLD, LTD, THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, SERVANTS, WORKMEN AND EMPLOYEES, 3040 Post Oak Boulevard - Suite 675, Houston, Texas 77056, referred to as "I", to ROMAN ENTERTAINMENT CORPORATION OF COLORADO, ROMAN HOLDING CORPORATION OF COLORADO, THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, SERVANTS, WORKMEN AND EMPLOYEES, c/o Roberto A. Rivera-Soto, Esquire, Caesars World, Inc., 3800
Howard Hughes Parkway - 16th Floor, Las Vegas, Nevada 89109, referred to as
"You."

1.   RELEASE. I release and give up any and all claims and rights which I may
     -------
have against You. This releases all claims, including those of which I am not presently aware and those not mentioned in this Release. This Release applies to claims resulting from anything which has happened up to now. I specifically release the following claims;

          Any and all claims arising directly or indirectly from that certain Operating Agreement of Caesars Black Hawk, L.L.C dated as of February 26, 1996, or the purchase and/or sale of any realty located in City of Black Hawk, County of Gilpin and State of Colorado from or to any person or entity.

2.   PAYMENT. I have been paid a total of, or have been provided with, Ten
     -------
Dollars and Zero Cents ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, in full payment or consideration for making this Release. I agree that I will not seek anything further including any other payment from You.

3.   WHO IS BOUND. I am bound by this Release. Anyone who succeeds to my rights
     ------------
and responsibilities, such as my successors, assigns, heirs or executors, is also bound by this Release. This Release is made for Your benefit and all who succeed to Your rights and responsibilities, such as Your successors, assigns, heirs, or executors.

4.   SIGNATURES. I understand and agree to the terms of this Release.
     ----------

                                -Page 1 of Two-

ATTEST:                                 NEVADA GOLD AND CASINOS, LTD.


____________________________            By:_____________________________
_______________, Secretary                 H,. Thomas Winn, President


ATTEST:                                 COLORADO GOLD, LTD.
                                        OF COLORADO


____________________________            By:_____________________________
______________, Secretary                  H,. Thomas Winn, President

                                -Page 2 of Two-